UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 9, 2009

Xtreme Motorsports International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-62690	65-1000634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1445 American Pacific Drive, Suite 110-350, Henderson, NV	89074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  1-760 992 7004

(Former name or Former Address, if changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

                  The Registrant, through its wholly owned subsidiary YamaBuggy Sales & Distribution, Inc., in conjunction with Quicksand Performance LLC, as a result of having obtained  EPA certification of the XYB- 400 Side X Side,  has completed an agreement, , for the exclusive distribution rights and has placed orders  for the manufacture of the YamaBuggy, with Jianshe of China .
.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xtreme Motorsports International, Inc.

Dated: November 19, 2009	By:	/s/ Walter Tatum
Acting Chief Financial Officer